UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2008
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as Specified in Charter)

Maryland	001-32265	760753089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
805 Las Cimas Parkway, Suite 400, Austin, Texas 78746
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Pursuant to the underwriting agreement (the “Underwriting Agreement”), dated April 17, 2008, between American Campus Communities, Inc. (the “Company”), American Campus Communities Operating Partnership LP, the Company’s operating partnership, and American Campus Communities Holdings, LLC, a wholly-owned subsidiary of the Company, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), on the other hand, the Company agreed to issue and sell to the Underwriters 8,000,000 shares of the Company’s common stock, par value of $0.01 per share (the “Common Shares”). In addition, solely for the purpose of covering over-allotments, the Company granted to the Underwriters the option to purchase from the Company up to an additional 1,200,000 Common Shares.
     The Company intends to use the net proceeds from the sale of the Common Shares to fund a portion of the cash consideration payable in the pending merger with GMH Communities Trust. If such merger is not consummated, the Company intends to use the net proceeds to repay its current debt, including its revolving credit facility (the “Credit Facility”), to fund its current development pipeline and potential acquisitions of student housing properties and for general corporate purposes. Upon application of the net proceeds of the sale of the Common Shares to repay the Credit Facility, each lender will receive its proportionate share of the amount of the Credit Facility so repaid. Affiliates of KeyBanc Capital Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, each of which is an Underwriter, are lenders under the Credit Facility. KeyBank National Association (an affiliate of KeyBanc Capital Markets Inc., which is an Underwriter) is the administrative agent under the Credit Facility. In addition, the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company. They have received, and may in the future receive, customary fees and commissions for these transactions.
     The description herein of the Underwriting Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title

1.1	Form of Underwriting Agreement, dated April 17, 2008, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings, LLC, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc., as representatives of the several underwriters named therein, on the other hand.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 21, 2008

AMERICAN CAMPUS COMMUNITIES, INC.
By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

1.1	Form of Underwriting Agreement, dated April 17, 2008, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings, LLC, on one hand, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and KeyBanc Capital Markets Inc., as representatives of the several underwriters named therein, on the other hand.